Exhibit 10.79

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
    The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207
AAL-LA-2004294
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas
75261-9616
Subject:    Amendment 1 to [****] Agreement Number AAL-LA-2002714
This agreement (Amendment 1), between American Airlines, Inc. (Customer) and The Boeing Company (Boeing), supplements and amends in part, the agreement number AAL-LA-2002714 executed by Boeing and Customer on September 4, 2020, relating to [****] (as defined therein) ([****] Agreement). All capitalized terms used and not defined herein have the same meaning as in the [****] Agreement.
In recognition of [****] in the Boeing [****] to Customer, and the [****] on Customer’s [****] ([****]), Boeing and Customer agree that it is [****] to amend certain terms and provisions of the [****] Agreement.
In consideration of the [****] contained herein, Customer and Boeing agree to amend the [****] Agreement via this Amendment 1 as follows:
Notwithstanding Section [****] and other provisions of the [****] agreement, Boeing [****], [****], [****] to Customer [****] in the [****] of [****] [****]) ([****]) from Customer [****] on the following [****] Aircraft:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
For the sake of clarity, Boeing’s [****] of [****] to Customer as described in this Amendment 1 are [****]. If Boeing [****] an [****] to [****] ([****]) of the [****] for the

BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[****], [****], and/or [****] Aircraft [****] from [****] the [****] of [****] Aircraft per the terms of the Section [****] of the [****] Agreement, then (i) the [****] in the [****]

described above for the [****] ([****]) and [****] ([****]) [****] Aircraft, shall [****] the [****] for the [****] and [****] Aircraft under clause (i) of Section [****] of the [****] Agreement, and (ii) the [****] in the [****] described above for the [****] ([****]) [****] Aircraft , shall [****] ([****]) of the [****] for the [****] Aircraft under clause (i) of Section [****] of the [****] Agreement.
In January 2021, the [****] for the [****] ([****]) [****] Aircraft will [****] be [****] to Customer as described in Section [****] of the [****] Agreement. Customer and Boeing further agree that such [****] will be [****] at [****] of the [****] ([****]) Aircraft.
Except as expressly modified by the terms of this Amendment 1, all terms and conditions of the [****] Agreement remain unchanged and in full force and effect.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Amendment 1 will be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 entitled “Confidentiality”.

ACCEPTED AND AGREED TO

THE BOEING COMPANY			AMERICAN AIRLINES, INC.
By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.
Title:	Attorney-in-Fact	Title:	VP, Treasurer
Date:	December 31, 2020	Date:	December 31, 2020

AAL-LA-2004294    Page 2
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]